UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 20, 2010

Advanced Photonix, Inc.
(Exact Name of Registrant as specified in its Charter)

Delaware	1-11056	33-0325826
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2925 Boardwalk, Ann Arbor, Michigan		48104
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(734) 864-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2010 Annual Meeting of Stockholders of Advanced Photonix, Inc. (the “Company”) was held on August 20, 2010. The votes cast with respect to each item of business properly presented at the meeting are as follows:
  The stockholders elected each of the six nominees to the Board of Directors with terms expiring at the Annual Meeting in 2011 by the vote of the plurality of votes cast, in accordance with the Company’s By-Laws.

	For	Withheld	Abstain	Broker Non-Vote
Richard D. Kurtz	9,007,343	1,887,749		11,214,487
Robin F. Risser	9,698,322	1,196,500		11,214,487
Lance Brewer	9,372,499	1,522,323		11,214,487
M. Scott Farese	8,698,491	2,196,331		11,214,487
Donald Pastor	9,583,861	1,310,961		11,214,487
Stephen P. Soltwedel	9,579,187	1,315,635		11,214,487
  The stockholders ratified the appointment of BDO USA, LLP as Advanced Photonix, Inc.’s independent registered public accounting firm for the fiscal year ending March 31, 2011.

For	Against	Abstain	Broker Non-Vote
21,245,157	644,910	219,242

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED PHOTONIX, INC.

By:	/s/ Richard D. Kurtz
Richard Kurtz, Chief Executive Officer

Dated: August 23, 2010